First Quarter 2014 Results

May 7, 2014

SUCAMPO
The Science of Innovation

Introductions and Forward-Looking Statements



Silvia Taylor
Senior Vice President, Investor Relations and Corporate Communications

SUCAMPO
The Science of Innovation

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Highlights of the Quarter	Peter Greenleaf
AMITIZA® (lubiprostone) & RESCULA® (unoprostone isopropyl) Commercial Update	Stanley G. Miele
Pipeline and R&D Update	Taryn Losch-Beridon
Financial Performance	Cary J. Claiborne
Closing Remarks	Peter Greenleaf

SUCAMPO The Science of Innovation

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to develop and commercialize existing and pipeline products; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities Exchange Commission on March 12, 2014.

Q1 2014 Financial Highlights



Peter Greenleaf
Chief Executive Officer

SUCAMPO
The Science of Innovation

60 Day Areas of Emphasis

- Great **PEOPLE**
- Great **SCIENCE**
- Strong **FUNDAMENTALS**

SUCAMPO
The Science of Innovation

Q1 2014 Overview & Highlights

Comprehensive Review of Our Strategy

- Operating structure, prostone technology platform, pipeline, partnerships, capital structure
- Plan to be shared in Q3

Strong Financial Performance

- Reporting 31% YoY growth in revenues
  - In the U.S.: solid performance of AMITIZA
  - In Japan: significant growth of AMITIZA
  - In Europe: progress and increased access to AMITIZA

Pipeline Opportunities

- Excited by the depth of our pipeline, opportunity to expand/refine it

Commercial Update



Stanley G. Miele

President, Sucampo Pharma Americas, LLC
and SVP, Sales and Marketing

SUCAMPO
The Science of Innovation



AMITIZA U.S.





Continued AMITIZA YOY Growth

- Net sales growth of 16% for Q1 2014 compared to Q1 2013
- TRx growth of 3% for Q1[1]

Market Growth Accelerating

- Class up 6% for Q1 2014 vs. Q1 2013

Strong Partner Commercial Execution Driving Sales Growth

- Over 8M TRx's in ≈ 8 years[2]; heritage is driver of increased sales
- Managed care advantage and broad patient access vs. competition; increasing patient- focused efforts


100%
75%
50%
25%
0%
93%
91%
Commercial
Part D

AMITIZA is covered for 90% of lives nationally for all channels[3]

SUCAMPO The Science of Innovation

See References 1 - 3

AMITIZA Global Snapshot

Japan

- Continued success; sales continue to be above our and Abbott's expectations
- AMITIZA sales in Japan grew to \$6.1M (+177%)
- Abbott applying more than half of detailing efforts in Japan to AMITIZA
- 2 week limitation removed
- Available market is over 21M patients, making Japan a significant and growing driver of our revenue

Europe

Switzerland

- OIC decision ≈ 2H 2014
- Several reimbursement limitations revised

U.K.

- CIC NICE* submission; decision ≈ 2H 2014
- MHRA** did not approve OIC; evaluating path forward

E.U.

- Initiating MRP***; anticipate approvals Q1 2015

*National Institute for Health and Care Excellence **Medicines and Healthcare Products Regulatory Agency; ***Mutual Recognition Procedure

Pipeline and R&D Update



Taryn Losch-Beridon
Vice President, Clinical Development

SUCAMPO
The Science of Innovation

Clinical Pipeline & Product Development Highlights

CLINICAL FOCUS LEAD COMPOUNDS	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Lubiprostone Pediatric Functional Constipation				Began Q4 13
Lubiprostone Alternate Formulation CIC				Began Q3 13
Unoprostone Isopropyl Retinitis Pigmentosa*				Began Q1 13
Cobiprostone Oral Mucositis		P1b Q1 14	P2a 2H 14	
PO Ion Channel Activator Spinal Stenosis		P1b Began Q1 14		
IV Ion Channel Activator Spinal Stenosis			P2 Q4 13 P2a 2H 14	

STAGE OF CLINICAL DEVELOPMENT

COMPLETED PROJECTED START ONGOING

*Co-developing with R-Tech Ueno, Ltd.

SUCAMPO
The Science of Innovation

Q1 2014 Performance Update



Cary J. Claiborne
Chief Financial Officer

Strong Financial Performance in Q1 ($M, except EPS)



$0.7
$(3.1)
Q1-13
Q1-14
Net Income/(Loss)



$0.02
$(0.08)
Q1-13
Q1-14
EPS

SUCAMPO
The Science of Innovation

Q1 AMITIZA U.S. Net Sales* ($M)


+16%
$64.9
$75.0
Q1-13
Q1-14

*As reported by Takeda for royalty calculation purposes

Q1 Revenue Highlights ($M)



+31%
$16.9
$22.2
+16%
$11.7
$13.5
Q1-13
Q1-14
Total Revenues*
Q1-13
Q1-14
Product Royalty Revenues

*Co-promotion, contract and collaboration revenue also are components of revenue.

SUCAMPO The Science of Innovation

Q1 Revenue Highlights ($M) (cont.)



+185%
$6.3
$2.2
$6.1M = Japan AMITIZA sales (+177%)
(36%)
$2.8
$1.8
Q1-13
Q1-14
Product Sales Revenues
Q1-13
Q1-14
R&D Revenues

SUCAMPO
The Science of Innovation

Condensed Consolidated Statements of Operations (Unaudited)

($M, except EPS)*	Q1 2013	Q1 2014	$ Change	% Change
Revenue	$16.9	$22.2	$5.2	31.0%
Expenses:				
Cost of goods sold	$1.3	$3.5	$2.2	174.3%
R&D expense	$5.6	$5.1	($0.5)	(8.8%)
G&A expense	$7.2	$7.3	---	0.4%
S&M expense	$5.4	$3.6	($1.7)	(32.3%)
Income/(loss) from operations	($2.6)	$2.6	$5.2	F
Non-operating income/(expense), net	$0.6	($0.7)	($1.3)	U
Tax provision	($1.1)	($1.3)	($0.1)	10.7%
GAAP net income/(loss)	($3.1)	$0.7	$3.8	F

COGS: Increased volume of AMITIZA sales in Japan

R&D expense: Conclusion of clinical trial of our lubiprostone liquid formulation, lower costs of our LSS trials and the 2013-terminated collaboration with Numab AG, partially offset by increased spending with the first patients enrollment for the PFC program

G&A expense: Increased legal fees from prosecuting our patent infringement lawsuit, partially offset by lower PV costs in Japan

S&M expense: One-time RESCULA launch costs in 2013, partially offset by an increase from our co-promotion activities for U.S. AMITIZA and support for our European commercial activities

*For chart, all numbers rounded

2014 Financial Guidance

Financial Guidance	
Full Year 2014	
GAAP Net Income	**$3M - $5M**
GAAP EPS	**$0.06 - $0.11**

SUCAMPO
The Science of Innovation

Conclusion



Peter Greenleaf
Chief Executive Officer

SUCAMPO
The Science of Innovation